EXHIBIT 99.1

               Computational Materials filed on March 10, 2005.

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INDX-05AR6 Cashflows for AX2

Assumptions:
Forward MTA and 1M Libor curves
20 CPR
Called at 10%

Period            Date          Interest       Notional Balance      Effective
Total                          55,953,374.57                          Coupon

           0      18-Mar-05                0    1,005,118,062.36             0
           1      25-Apr-05                0      985,056,415.56         0.000
           2      25-May-05       489,561.30      966,676,468.30         0.596
           3      25-Jun-05       482,077.07      948,795,575.11         0.598
           4      25-Jul-05       580,281.62      931,367,598.34         0.734
           5      25-Aug-05       510,868.29      914,364,481.26         0.658
           6      25-Sep-05       518,186.14      897,761,555.71         0.680
           7      25-Oct-05       598,405.97      881,555,291.04         0.800
           8      25-Nov-05       546,841.53      865,742,015.69         0.744
           9      25-Dec-05       668,728.52      850,308,511.13         0.927
          10      25-Jan-06       585,084.16      835,241,585.43         0.826
          11      25-Feb-06       665,488.96      820,515,297.16         0.956
          12      25-Mar-06       908,719.30      805,837,940.81         1.329
          13      25-Apr-06       687,886.89      791,476,092.54         1.024
          14      25-May-06       765,718.94      777,414,387.61         1.161
          15      25-Jun-06       701,610.90      763,640,271.04         1.083
          16      25-Jul-06       780,968.23      750,143,341.57         1.227
          17      25-Aug-06       712,721.76      736,914,944.21         1.140
          18      25-Sep-06       713,579.46      723,946,687.60         1.162
          19      25-Oct-06       783,571.78      711,230,471.45         1.299
          20      25-Nov-06       711,772.13      698,759,140.20         1.201
          21      25-Dec-06       772,219.22      686,525,820.60         1.326
          22      25-Jan-07       695,227.32      674,524,547.56         1.215
          23      25-Feb-07       688,450.24      662,749,732.54         1.225
          24      25-Mar-07       881,575.38      650,959,438.29         1.596
          25      25-Apr-07       688,428.89      639,392,796.66         1.269
          26      25-May-07       748,035.78      628,044,898.61         1.404
          27      25-Jun-07       682,034.30      616,911,174.46         1.303
          28      25-Jul-07       738,439.73      605,987,217.47         1.436
          29      25-Aug-07       672,782.08      595,267,915.62         1.332
          30      25-Sep-07       665,970.97      584,748,857.52         1.343
          31      25-Oct-07       715,997.00      574,425,883.05         1.469
          32      25-Nov-07       651,063.77      564,294,841.54         1.360
          33      25-Dec-07       697,437.75      554,351,850.41         1.483
          34      25-Jan-08       633,585.13      544,593,108.52         1.372
          35      25-Feb-08       623,415.72      535,014,805.40         1.374
          36      25-Mar-08       718,408.72      525,409,812.17         1.611

          37      25-Apr-08       603,876.02      515,984,481.18         1.379
          38      25-May-08       643,896.28      506,735,271.67         1.497
          39      25-Jun-08       582,788.26      497,658,719.81         1.380
          40      25-Jul-08       621,777.50      488,751,660.72         1.499
          41      25-Aug-08       563,089.11      480,010,877.98         1.383
          42      25-Sep-08       554,923.07      471,433,291.67         1.387
          43      25-Oct-08       709,290.52      463,015,832.01         1.805
          44      25-Nov-08       649,998.52      454,755,524.27         1.685
          45      25-Dec-08       683,912.70      446,649,413.24         1.805
          46      25-Jan-09       627,058.63      438,694,574.33         1.685
          47      25-Feb-09       616,080.72      430,888,168.42         1.685
          48      25-Mar-09       735,842.77      423,052,328.53         2.049
          49      25-Apr-09       593,364.04      415,364,691.82         1.683
          50      25-May-09       623,135.53      407,822,408.83         1.800
          51      25-Jun-09       570,225.95      400,422,662.95         1.678
          52      25-Jul-09       600,378.65      393,162,594.82         1.799
          53      25-Aug-09       548,936.80      386,039,392.65         1.675
          54      25-Sep-09       539,216.30      379,050,307.75         1.676
          55      25-Oct-09       568,854.97      372,192,621.94         1.801
          56      25-Nov-09       520,702.31      365,463,676.51         1.679
          57      25-Dec-09       549,937.93      358,860,900.76         1.806
          58      25-Jan-10       503,499.34      352,381,693.08         1.684
          59      25-Feb-10       495,859.72      346,023,580.74         1.689
          60      25-Mar-10       596,056.40      339,265,249.50         2.067
          61      25-Apr-10       478,639.00      332,639,113.90         1.693
          62      25-May-10       503,834.72      326,142,496.54         1.818
          63      25-Jun-10       459,943.07      319,772,803.67         1.692
          64      25-Jul-10       484,315.66      313,527,482.34         1.817
          65      25-Aug-10       441,822.52      307,404,099.48         1.691
          66      25-Sep-10       433,053.63      301,400,267.66         1.690
          67      25-Oct-10       456,068.81      295,513,603.26         1.816
          68      25-Nov-10       416,177.53      289,741,824.12         1.690
          69      25-Dec-10       438,589.94      284,082,666.74         1.816
          70      25-Jan-11       399,788.54      278,533,961.30         1.689
          71      25-Feb-11       392,092.98      273,093,554.25         1.689
          72      25-Mar-11       471,759.60      267,737,385.25         2.073
          73      25-Apr-11       376,793.60      262,486,021.17         1.689
          74      25-May-11       397,952.26      257,337,445.40         1.819
          75      25-Jun-11       362,571.14      252,289,658.02         1.691
          76      25-Jul-11       382,351.33      247,340,695.94         1.819
          77      25-Aug-11       348,543.58      242,488,639.13         1.691
          78      25-Sep-11       341,543.78      237,731,596.13         1.690
          79      25-Oct-11       360,359.45      233,067,764.12         1.819
          80      25-Nov-11       328,210.47      228,495,364.67         1.690
          81      25-Dec-11       346,420.25      224,012,606.64         1.819
          82      25-Jan-12       315,259.99      219,617,773.60         1.689
          83      25-Feb-12       308,961.31      215,309,177.71         1.688

          84      25-Mar-12       349,768.14      211,066,921.05         1.949
          85      25-Apr-12       296,666.76      206,908,131.06         1.687
          86      25-May-12       313,340.07      202,831,151.60         1.817
          87      25-Jun-12       284,685.11      198,834,372.25         1.684
          88      25-Jul-12       301,159.22      194,916,219.80         1.818
          89      25-Aug-12       273,784.67      191,075,158.41         1.686
          90      25-Sep-12       268,382.93      187,309,636.35         1.686
          91      25-Oct-12       284,063.62      183,618,143.16         1.820
          92      25-Nov-12       258,267.23      179,999,185.62         1.688
          93      25-Dec-12       273,301.89      176,451,328.86         1.822
          94      25-Jan-13       248,647.04      172,973,145.07         1.691
          95      25-Feb-13       243,810.15      169,563,226.70         1.691
          96      25-Mar-13       296,005.99      166,205,266.33         2.095
          97      25-Apr-13       234,419.94      162,913,337.21         1.693
          98      25-May-13       247,731.49      159,686,107.35         1.825
          99      25-Jun-13       224,703.24      156,522,284.77         1.689
         100      25-Jul-13       237,865.92      153,420,596.55         1.824
         101      25-Aug-13       215,848.57      150,379,775.39         1.688
         102      25-Sep-13       211,624.74      147,398,620.38         1.689
         103      25-Oct-13       224,229.76      144,475,942.57         1.826
         104      25-Nov-13       203,562.55      141,610,554.75         1.691
         105      25-Dec-13       215,989.97      138,801,311.64         1.830
         106      25-Jan-14       196,271.35      136,047,097.35         1.697
         107      25-Feb-14       192,717.15      133,346,802.16         1.700
         108      25-Mar-14       234,655.23      130,690,140.83         2.112
         109      25-Apr-14       185,542.41      128,085,528.33         1.704
         110      25-May-14       196,327.46      125,531,935.73         1.839
         111      25-Jun-14       178,107.49      123,028,347.24         1.703
         112      25-Jul-14       188,574.63      120,573,773.05         1.839
         113      25-Aug-14       170,990.91      118,167,227.06         1.702
         114      25-Sep-14       167,740.47      115,807,751.28         1.703
         115      25-Oct-14       177,604.29      113,494,396.60         1.840
         116      25-Nov-14       161,107.75      111,226,257.36         1.703
         117      25-Dec-14       170,760.82      109,002,431.67         1.842
         118      25-Jan-15       154,925.21      106,822,030.45         1.706
         119      25-Feb-15       151,929.25      104,684,203.14         1.707
         120      25-Mar-15       184,989.92      102,583,602.60         2.121
         121      25-Apr-15       145,968.20      100,524,049.11         1.708
         122      25-May-15       154,402.87                   0         1.843